UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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ABM Industries Incorporated

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Your Vote Counts! ABM INDUSTRIES INCORPORATED 2023 Annual Meeting Vote by March 21, 2023 11:59 PM ET. For shares held in the ABM Employee Stock Purchase Plan, vote by March 19, 2023 11:59 PM ET. ABM INDUSTRIES INCORPORATED ONE LIBERTY PLAZA 7TH FLOOR NEW YORK, NY 10006 D95830-P85461 You invested in ABM INDUSTRIES INCORPORATED and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on March 22, 2022. Get informed before you vote View the Notice and Proxy Statement and the Annual Report on Form 10-K for the Fiscal Year Ended October 31, 2022 online OR you can receive a free paper or email copy of the material(s) by requesting prior to March 8, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting*March 22, 2023 10:00 a.m. EDT Virtually at: www.virtualshareholdermeeting.com/ABM2023 *Please check the meeting materials for any special requirements for meeting attendance V1.1

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors **Nominees:**	
1a.	Quincy L. Allen	For
1b.	LeighAnne G. Baker	For
1c.	Donald F. Colleran	For
1d.	James D. DeVries	For
1e.	Art A. Garcia	For
1f.	Thomas M. Gartland	For
1g.	Jill M. Golder	For
1h.	Sudhakar Kesavan	For
1i.	Scott Salmirs	For
1j.	Winifred M. Webb	For
2.	Advisory vote to approve executive compensation.	For
3.	Advisory vote on the frequency of the advisory vote to approve executive compensation.	1 Year
4.	To ratify the appointment of KPMG LLP as ABM Industries Incorporated's independent registered public accounting firm for the fiscal year ending October 31, 2023.	For

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